Exhibit 99.1

NEWS RELEASE

Williams Industrial Services Group Inc. ♦ 100 Crescent Centre Parkway, Suite 1240 ♦ Tucker, GA 30084

FOR IMMEDIATE RELEASE

Williams Announces Organizational Changes and

Board Addition

ATLANTA, GA, November 8, 2021 – Williams Industrial Services Group Inc. (NYSE American: WLMS) (“Williams” or the “Company”), an energy and industrial infrastructure services company, today announced it has, effective immediately, made the following changes to its management structure:

•	Randy Lay, previously Senior Vice President, Chief Financial Officer, has been appointed to the new position of Executive Vice President, Chief Operating Officer. Mr. Lay, prior to joining Williams in September, 2019, served as the President and Chief Executive Officer of Universal Access Global Holdings and was also previously CEO of Lazy Days RV Inc.

•	Raymond A. Hruby has been appointed Executive Vice President, Business Development, for Williams Industrial Services Group Inc. Mr. Hruby was previously the Senior Vice President of Key Accounts, a position he held since joining Williams in May of this year. In his new role, Mr. Hruby will lead all business development functions.

•	Damien Vassall has been appointed Vice President, Chief Financial Officer. Mr. Vassall has served as the Corporate Controller for Williams over the past 11 years and is a CPA with over 21 years of progressive accounting and finance experience. He holds a B.S. in Accounting from Suffolk University.

•	Dawn Jenkins, Vice President, Human Resources, has been elected a corporate officer of Williams. Ms. Jenkins, prior to her current role, was Vice President, Treasurer and has had a series of roles of progressive responsibility during her time with Williams, formerly Global Power, over the past 15 years.

•	Daved Karl has been appointed Chief Information Officer. Mr. Karl was previously the Senior Director of Global Information Technology with a subsidiary of the Hitachi Group and has implemented several global ERP projects. He holds a B.S. in Computer Information Systems and separate Masters degrees in: Technology Management, Cyber Security, and Information Technology Leadership.

In addition, the Company announced that Linda Goodspeed has rejoined Williams’ Board of Directors. Ms. Goodspeed is the retired Chief Operating Officer and Managing Partner at WealthStrategies Financial Advisors and former Chief Information Officer and Senior Vice President of The ServiceMaster Company. She previously served on the Company’s Board from May, 2016 through April, 2018, when she voluntarily stepped down as part of the downsizing of the Board at that time. She was re-appointed November 4, 2021, bringing the size of the Board to seven directors.

“I’m very pleased to announce these management changes, which we believe will strengthen the operational effectiveness of Williams and accelerate growth going forward,” said Tracy Pagliara, President and CEO of Williams. “Our new organization structure will appropriately align operating responsibilities and drive business development initiatives. These strategic enhancements – and the addition of Linda to our Board – are designed to provide for more robust growth across the Company and improve underlying financial results.”

Linda Goodspeed

Ms. Goodspeed is the retired Chief Operating Officer and Managing Partner at WealthStrategies Financial Advisors and is an Independent Director at American Electric Power Corporation, Darling Ingredients, and AutoZone. Ms. Goodspeed previously served as Chief Information Officer (CIO) & Senior Vice President of The ServiceMaster Company, prior to which she was the CIO & Vice President of Information Systems at Nissan North America and also the Executive Vice President and Chief Technology and Supply Chain Logistics Officer at Lennox International. Ms. Goodspeed earned her B.S. in Mechanical Engineering from Michigan State University and has an MBA in International Finance from the University of Michigan.

About Williams

Williams Industrial Services Group has been safely helping plant owners and operators enhance asset value for more than 50 years. The Company is a leading provider of infrastructure related services to blue-chip customers in energy and industrial end markets, including a broad range of construction maintenance, modification, and support services. Williams’ mission is to be the preferred provider of construction, maintenance, and specialty services through commitment to superior safety performance, focus on innovation, and dedication to delivering unsurpassed value to its customers.

Additional information about Williams can be found on its website: www.wisgrp.com.

Forward-looking Statement Disclaimer

This press release contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s ability to perform in accordance with guidance, build and diversify its backlog and convert backlog to revenue, realize opportunities, including receiving contract awards on outstanding bids and successfully pursuing future opportunities, benefit from potential growth in the Company’s end markets, including the possibility of increased infrastructure spending by the U.S. federal government, and successfully achieve its growth and strategic initiatives, including decreasing the Company’s outstanding indebtedness, future demand for the Company’s services, and expectations regarding future revenues, cash flow, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, some of which have been, and may further be, exacerbated by the COVID-19 pandemic, including the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities; its ability to generate sufficient cash resources to continue funding operations and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future; exposure to market risks from changes in interest rates; failure to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including its expansion into international markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions; the loss of one or more of its significant customers; its competitive position; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding; the failure of the U.S. Congress to pass infrastructure-related legislation benefiting the Company’s end markets; costs exceeding estimates the Company uses to set fixed-price contracts; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performances or subcontractor insolvency; potential insolvency or financial distress of third parties, including customers and suppliers; the Company’s contract backlog and related amounts to be recognized as revenue; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors; compliance with environmental, health, safety and other related laws and regulations; limitations or modifications to indemnification regulations of the U.S. or Canada; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures; the impact of general economic conditions including the current economic disruption and any recession resulting from the COVID-19 pandemic; the impact of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, and cash flows, including the potential for additional COVID-19 cases to occur at the Company’s active or future job sites, which potentially could impact cost and labor availability; information technology vulnerabilities and cyberattacks on the Company’s networks; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti-bribery; the Company’s participation in multiemployer pension plans; the impact of any disruptions resulting from the expiration of collective bargaining agreements; the impact of natural disasters and other severe catastrophic events (such as the ongoing COVID-19 pandemic); the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards; volatility of the market price for the Company’s common stock; the Company’s ability to maintain its stock exchange listing; the effects of anti-takeover provisions in the Company’s organizational documents and Delaware law; the impact of future offerings or sales of the Company’s common stock on the market price of such stock; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results.

Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the section of the Annual Report on Form 10-K for its 2020 fiscal year titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly.

Investor Contact:

Chris Witty

Darrow Associates

646-345-0998

cwitty@darrowir.com